Loss per share (Tables)	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
Schedule of Loss per Share
The following summarizes basic and diluted loss per share for the period:

	For the year ended December 31,
In thousands of USD, except share data	2021	2020	2019
Net loss attributable to ordinary shareholders	(87,009)	(59,943)	(23,481)
Weighted average number of ordinary shares issued and outstanding	26,957,258	9,599,704	9,425,578
Basic and diluted loss per share (in USD)	(3.23)	(6.24)	(2.49)